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                                EXHIBIT 10.21

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


 DYNACQ INTERNATIONAL, INC.             CAPITAL BANK                         Loan Number   168
 -----------------------------------                                                    --------------------
 10304 I-10 EAST #369                   10304 I-10 EAST (P.O. BOX 24337)     Date    APRIL 4, 1995
 -----------------------------------                                             ---------------------------
 HOUSTON, TX 77029                      HOUSTON, TX  77029                   Maturity Date  APRIL 4, 1998
 -----------------------------------                                                       -----------------
                                                                             Loan Amount $ 125,849.40
 -----------------------------------                                                     -------------------
                                                                             Renewal of   MRS/NLM
 -----------------------------------                                                   ---------------------

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     BORROWER'S NAME AND ADDRESS           LENDER'S NAME AND ADDRESS
 "I" includes each borrower above,        "You" means the lender, its
 joint and severally.                      successors and assigns.
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE HUNDRED TWENTY FIVE THOUSAND EIGHT HUNDRED FORTY NINE AND 40/100 * * * * * * * * * * * * * Dollars $125,849.40
[x] Single Advance:  I will receive all of this principal sum on APRIL 4,
    1995.  No additional advances are contemplated under this note.
[ ] Multiple Advance:  The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______________________________ _____________ I will receive the amount of $____________________ and future principal advances are contemplated.
    Conditions:  The conditions for future advances are ________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    [ ] Open End Credit:  You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on _____________________________.
    [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from
    APR. 4, 1995 at the rate of 9.000% per year until FIRST CHANGE DATE.
[x] Variable Rate:  This rate may then change as stated below.
    [x] Index Rate: The future rate will be EQUAL TO the following index rate:
        TEXAS COMMERCE BANK PRIME
        ________________________________________________________________________
        ________________________________________________________________________
    [x] Ceiling Rate: The interest rate ceiling for this note is the QUARTERLY ceiling rate announced by the Credit Commissioner from time to time.
    [x] Frequency and Timings: The rate on this note may change as often as
        DAILY
        A change in the interest rate will take effect ON THE SAME DAY
    [x] Limitations:  During the term of this loan, the applicable annual interest rate will not be more than 18.000
        Less than _______________ %.
    Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
    [x] The amount of each scheduled payment will change.           [ ] The
        amount of the final payment will change.
    [ ]________________________________________________________________________
ACCRUAL METHOD:  Interest will be calculated on a ACTUAL/365 basis.
POST MATURITY RATE:  I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
    [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
    [x] at a rate equal to HIGHEST RATE PERMITTED BY LAW.
[ ] LATE CHARGE: If a payment is made more than ________ days after it is due,
    I agree to pay a late charge of____________________________________________
    ___________________________________________________________________________.
[ ] ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:
    ___________________________________________________________________________.
PAYMENTS:  I agree to pay this note as follows:
[x] Interest: I agree to pay accrued interest WITH PRINCIPAL ___________________
    ____________________________________________________________________________
[x] Principal: I agree to pay the principal ON DEMAND, BUT IF NO DEMAND IS
    MADE:______________________________________________________________________
[x] Installments: I agree to pay this note in 36 payments. The first payment will be in the amount of $4,003.10 and will be due May 4, 1995. A payment of $4,003.10 will be due EACH MONTH thereafter. The final payment of the entire unpaid balance of principal and interest will be due
    APRIL 4, 1998.
ADDITIONAL TERMS:
    SEE ATTACHED SECURITY AGREEMENT FOR COLLATERAL DESCRIPTION.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                          THERE ARE NO UNWRITTEN ORAL
                        AGREEMENTS BETWEEN THE PARTIES.

X   /S/ Milton R. Smith
------------------------------
    MILTON R. SMITH, PRESIDENT


PURPOSE:  The purpose of this loan is BUSINESS: PURCHASE ULTRASOUND MACHINE

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

DYNACQ INTERNATIONAL, INC.
-----------------------------


BY: /S/  Chiu Moon Chan
-----------------------------
    CHIU MOON CHAN, PRESIDENT


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 DYNACQ INTERNATIONAL, INC.           CAPITAL BANK                         EXTENSION OF SECURITY
 -----------------------------------
 10304 I-10 EAST #369                 10304 I-10 EAST (P.O. BOX 24337)     AGREEMENT DATED:
 -----------------------------------
 HOUSTON, TX 77029                    HOUSTON, TX  77029
 -----------------------------------
                                                                                    APRIL 4, 1995
 -----------------------------------                                       ----------------------------------

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      DEBTOR'S NAME AND ADDRESS       SECURED PARTY'S NAME AND ADDRESS
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For value received, the Debtor hereby grants the Secured Party a security interest in the following additional collateral:

                                  EXHIBIT 'A'

ACUSON 128XP COLOR DOPPLER IMAGING SYSTEM, 128XP/10 MAINFRAME PKG. #15872, 128XP/10 COLOR DOPPLER PKG., 128XP/10 MAINFRAME WITH 12" MONITOR, 128XP OPERATING SYSTEM SOFTWARE LICENSE, PW DOPPLER OPTION, B-COLOR OPTION SOFTWARE, SOFTWARE SUPPORT FOR SPECIFIED TRANSDUCERS, TRANSDUCER SWITCH OPTION, 128XP/10 COLOR DOPPLER PACKAGE, COLOR DOPPLER IMAGING HARDWARE, IMAGING CINE, C3 66MM HIGH PERFORMANCE CURVED ARRAY TRANSDUCER #4310-5273, L7 38MM LINEAR ARRAY TRANSDUCER #4310-3053, EC7 - 19MM CURVED-LINEAR ArRAY TRANSDUCER, ACOUSTIC RESPONSE TECHNOLOGY (ART), NEEDLE GUIDE SOFTWARE OPTION, L5/L7 NEEDLE GUIDE HARDWARE PACKAGE, OB CALCULATIONS APPLICATIONS SOFTWARE, COLOR DOPPLER ENERGY OPTION, FETAL M-MODE APPLICATIONS SOFTWARE, IIE MP4000 SERIES II - MULTI-IMAGE CAMERA #2503, SONY UP-5250MD COLOR PAGE PRINTER (NTSC) #13558-8 AND/OR PROCEEDS THEREOF.


By signing below, Debtor acknowledges that this document describes additional collateral which is subject to all terms and conditions of the Security Agreement referred to above.

                                        DYNACQ INTERNATIONAL, INC.
Authorized Signature(s) of
Secured Party - sign below only
if filing this document.

                                        Debtor  By:   /s/  Chiu Moon Chan
---------------------------------             ---------------------------
                                        CHIU MOON CHAN, PRESIDENT (title)

                                        Debtor
---------------------------------             ---------------------------
                                                                  (title)

                                        Debtor
---------------------------------             ---------------------------
                                                                  (title)